UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

Kohl’s Corporation
(Name of Registrant as Specified in Its Charter)

MACELLUM BADGER FUND, LP

MACELLUM BADGER FUND II, LP

MACELLUM ADVISORS, LP

MACELLUM ADVISORS GP, LLC

JONATHAN DUSKIN

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XV

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

ANCORA MERLIN, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA CATALYST SPV I LP SERIES M

ANCORA CATALYST SPV I LP SERIES N

ANCORA CATALYST SPV I LP SERIES O

ANCORA CATALYST SPV I LP SERIES P

ANCORA CATALYST SPV I SPC LTD SEGREGATED PORTFOLIO G

ANCORA ADVISORS, LLC

ANCORA HOLDINGS, INC.

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP INC.

INVERNESS HOLDINGS, LLC

ANCORA ALTERNATIVES, LLC

FREDERICK DISANTO

4010 PARTNERS, LP

4010 CAPITAL, LLC

4010 GENERAL PARTNER, LLC

STEVEN E. LITT

MARGARET L. JENKINS

JEFFREY A. KANTOR

THOMAS A. KINGSBURY

CYNTHIA S. MURRAY

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Macellum Badger Fund, LLC, a Delaware limited partnership, Legion Partners Holdings, LLC, a Delaware limited liability company, Ancora Holdings, Inc. (“Ancora Holdings”), an Ohio corporation and 4010 Capital, LLC, a Delaware limited liability company, together with the other participants named herein, have filed a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of shareholders of Kohl’s Corporation, a Wisconsin corporation (the “Company”).

Item 1: On March 12, 2021, Bloomberg TV broadcasted an interview with Frederick DiSanto, Chairman and Chief Executive Officer of Ancora Holdings, and his quotes related to the Company are pasted below:

“That not the case here, and that's not the case with Ancora. If you really take a hard look at Kohl's, you mentioned 10 years underperformance, it's actually 20 years. If you invested a dollar in Kohl's 20 years ago, it'd be less today. And we're not in the short-term. We are not. We are not doing this for a trade. If you really take a hard look at where Kohl's has come from, and I really think that's important. Because from 2011 to 2019, they spent $6.6 billion in CapEx, and earnings cratered 44%. 2020, throw away. Tough year. It was a tough year. 2020, throw away. We are not in this for the short-term. If you take a look at the board that we're putting up versus the five candidates that they have – or the five existing board members that they have – I don't think anybody's going to say – that's objective – that the slate that we're putting in can't add value to the organization.”

“Absolutely. Or we wouldn't have invested in the name. Of course we do. This is not just a financial engineering game. If you take a look at where their stores are located, they've got a good tailwind because mall retailers have been – they've been in trouble. They have an opportunity to gain market share, away from them. Now they have some really strong competitors, and that's why the execution, the operating efficiency, is critical here. It's critical. And if you take a look, again, at a couple of the people that we are bringing to this Board, that's what they have. They have operational experience that have been enormously successful.”

“Yes. Do we think they should do something with a sale leaseback program? Of course we do. They've got five to seven billion of capital tied up in real estate that's free and clear. So why not take some of that capital, if you truly believe, and this is what they've said.”

“If you truly believe in their plan and the stock is sitting here and they are successful, the stock is cheap. So why not take some of that capital and buy back stock? You know, their competitors did raise their dividend, and some of them raised them to above pre-pandemic levels. They brought their dividend back to a buck, way below pre-pandemic levels. So there are some things that are going on here that as a shareholder, we clearly don't understand, and the best way to affect change is to be in the room, is to be in the room, and we want to be in the room with them.”

“We own just under 10%.”

“Hey, listen, culture is difficult to change, but it can change. It can change with the right, with what I believe is the right governance at the board level. You talk about culture. You talk about what the employees of Kohl's have gone through in 2020. Very difficult year for the workers. A lot of them laid off, a lot of them furloughed. But here we go. The board gives the CEO a 43% pay raise from 2019, and 2019 wasn't a great year. So if you want to talk about culture, you got to start at the board level. That's where the management team is going to be held accountable, create a sense of urgency, and they will be rewarded if they perform – but they shouldn't be rewarded if they don't perform. I don't think anybody disagrees with that.”

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Macellum Badger Fund, LLC, a Delaware limited partnership (“Macellum Badger”), Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”) Ancora Holdings, Inc., an Ohio corporation (“Ancora Holdings”) and 4010 Capital, LLC, a Delaware limited liability company (“4010 Capital”), together with the other participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of shareholders of Kohl’s Corporation, a Wisconsin corporation (the “Company”).

MACELLUM BADGER, LEGION PARTNERS HOLDINGS, ANCORA HOLDINGS AND 4010 CAPITAL STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Macellum Badger, Macellum Badger Fund II, LP, a Delaware limited partnership (“Macellum Badger II”), Macellum Advisors, LP, a Delaware limited partnership (“Macellum Advisors”), Macellum Advisors GP, LLC, a Delaware limited liability company (“Macellum GP”), Jonathan Duskin, Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Special Opportunities, L.P. XV, a Delaware limited partnership (“Legion Partners Special XV”), Legion Partners, LLC, a Delaware limited liability company (“Legion LLC”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, Raymond T. White, Ancora Holdings, Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”), Ancora Catalyst, LP, a Delaware limited partnership (“Ancora Catalyst”), Ancora Merlin, LP, a Delaware limited partnership (“Ancora Merlin”), Ancora Merlin Institutional, LP, a Delaware limited partnership (“Ancora Merlin Institutional”), Ancora Catalyst SPV I LP Series M (“Ancora SPV I Series M”), a series of Ancora Catalyst SPV I LP, a Delaware limited partnership (“Ancora SPV I”), Ancora Catalyst SPV I LP Series N, a series of Ancora SPV I (“Ancora SPV I Series N”), Ancora Catalyst SPV I LP Series O, a series of Ancora SPV I (“Ancora SPV I Series O”), Ancora Catalyst SPV I LP Series P, a series of Ancora SPV I (“Ancora SPV I Series P”), Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G, a Cayman Islands segregated portfolio company (“Ancora Segregated Portfolio G”), Ancora Advisors, LLC, a Nevada limited liability company (“Ancora Advisors”), Ancora Alternatives LLC, an Ohio limited liability company (“Ancora Alternatives”), Ancora Family Wealth Advisors, LLC, an Ohio limited liability company (“Ancora Family Wealth”), The Ancora Group Inc., an Ohio corporation (“Ancora Inc.”), Inverness Holdings, LLC, a Delaware limited liability company (“Inverness Holdings”), Frederick DiSanto, 4010 Partners, LP, a Delaware limited partnership (“4010 Partners”), 4010 Capital, LLC, a Delaware limited liability company (“4010 Capital”), 4010 General Partner, LLC, a Delaware limited liability company (“4010 General Partner”), Steven E. Litt, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury and Cynthia S. Murray.

As of the date hereof, Macellum Badger directly beneficially owns 273,611 shares of Common Stock, par value $0.01 par value per share, of the Company (the “Common Stock”), including 56,400 shares underlying long call options currently exercisable and 1,000 shares in record name. As of the date hereof, Macellum Badger II directly beneficially owns 8,443,121 shares of Common Stock including 1,943,600 shares underlying long call options currently exercisable. As the investment manager of Macellum Badger and Macellum Badger II, Macellum Advisors may be deemed to beneficially own the 273,611 shares of Common Stock beneficially directly owned by Macellum Badger, including 56,400 shares underlying long call options currently exercisable and 8,443,121 shares of Common Stock beneficially owned directly by Macellum Badger II, including 1,943,600 shares underlying long call options currently exercisable. As the general partner of Macellum Badger, Macellum Badger II and Macellum Advisors, Macellum GP may be deemed to beneficially own the 273,611 shares of Common Stock beneficially owned directly by Macellum Badger, including 56,400 shares underlying long call options currently exercisable and 8,443,121 shares of Common Stock beneficially owned directly by Macellum Badger II, including 1,943,600 shares underlying long call options currently exercisable. As the sole member of Macellum GP, Mr. Duskin may be deemed to beneficially own the 273,611 shares of Common Stock beneficially owned directly by Macellum Badger, including 56,400 shares underlying long call options currently exercisable and 8,443,121 shares of Common Stock beneficially owned directly by Macellum Badger II, including 1,943,600 shares underlying long call options currently exercisable.

As of the date hereof, Legion Partners I directly beneficially owns 1,891,990 shares of Common Stock, including 567,900 shares underlying long call options, Legion Partners II directly beneficially owns 111,360 shares of Common Stock, including 43,000 shares underlying long call options, Legion Partners Special XV directly beneficially owns 108,400 shares of Common Stock, including 25,900 shares underlying long call options, and Legion Partners Holdings directly beneficially owns 100 shares of common stock of the Company in record name and as the sole member of Legion Partners Asset Management and sole member of Legion LLC, Legion Partners Holdings may also be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As the general partner of each of Legion Partners I and Legion Partners II and co-general partner of Legion Partners Special XV, Legion LLC may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Special XV, Legion Partners Asset Management may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. Kiper may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options and 100 shares of Common Stock beneficially owned directly by Legion Partners Holdings. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. White may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options and 100 shares of Common Stock beneficially owned directly by Legion Partners Holdings.

As of the date hereof, Ancora Catalyst Institutional directly beneficially owns 553,445 shares of Common Stock, including 113,200 shares underlying long call options. As of the date hereof, Ancora Catalyst directly beneficially owns 43,867 shares of Common Stock, including 9,600 shares underlying long call options. As of the date hereof, Ancora Merlin Institutional directly beneficially owns 549,030 shares of Common Stock, including 113,200 shares underlying long call options. As of the date hereof, Ancora Merlin directly beneficially owns 48,283 shares of Common Stock, including 9,600 shares underlying long call options. As of the date hereof, Ancora SPV I Series M directly beneficially owns 601,401 shares of Common Stock, including 116,800 shares underlying long call options. As of the date hereof, Ancora SPV I Series N directly beneficially owns 424,050 shares of Common Stock, including 80,800 shares underlying long call options. As of the date hereof, Ancora SPV I Series O directly beneficially owns 417,670 shares of Common Stock, including 79,600 shares underlying long call options. As of the date hereof, Ancora SPV I Series P directly beneficially owns 423,820 shares of Common Stock, including 85,200 shares underlying long call options. As of the date hereof, Ancora Segregated Portfolio G directly beneficially owns 592,000 shares of Common Stock, including 122,000 shares underlying long call options. As of the date hereof, 422,259 shares of Common Stock were held in a certain managed account for which Ancora Advisors serves as the investment adviser to (the “Ancora Advisors SMA”), including 103,800 shares underlying long call options. As of the date hereof, 7,198 shares of Common Stock were held in a certain managed account for which Ancora Family Wealth serves as the investment advisor of certain separately managed accounts (the “SMAs”). As the investment adviser to the Ancora Advisors SMA, Ancora Advisors may be deemed to beneficially own the 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 shares underlying long call options. As the investment adviser to each of Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin, Ancora Merlin Institutional, Ancora SPV I Series M, Ancora SPV I Series N, Ancora SPV I Series O, Ancora SPV I Series P and Ancora Segregated Portfolio G, Ancora Alternatives may be deemed to beneficially own the 553,445 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 113,200 shares underlying long call options, 43,867 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 9,600 shares underlying long call options, 48,283 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,600 shares underlying long call options, 549,030 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, including 113,200 shares underlying long call options, 601,401 shares of Common Stock beneficially owned directly by Ancora SPV I Series M, including 116,800 shares underlying long call options, 424,050 shares of Common Stock beneficially owned directly by Ancora SPV I Series N, including 80,800 shares underlying long call options, 417,670 shares of Common Stock beneficially owned directly by Ancora SPV I Series O, including 79,600 shares underlying long call options, 423,820 shares of Common Stock beneficially owned directly by Ancora SPV I Series P, including 85,200 shares underlying long call options and 592,000 shares of Common Stock beneficially owned directly by Ancora Segregated Portfolio G, including 122,000 shares underlying long call options. As the investment adviser to the SMAs, Ancora Family Wealth may be deemed to beneficially own the 7,198 shares of Common Stock held in the SMAs. As the sole member of Ancora Advisors, Ancora Inc. may be deemed to beneficially own the 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 Shares underlying long call options currently exercisable. As the sole member of Ancora Family Wealth, Inverness Holdings may be deemed to beneficially own the 7,198 shares of Common Stock held in Ancora Family Wealth. As the sole member of each of Ancora Alternatives and Inverness Holdings and the sole shareholder of Ancora Inc., Ancora Holdings may be deemed to beneficially own the 553,445 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 113,200 shares underlying long call options, 43,867 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 9,600 shares underlying long call options, 48,283 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,600 shares underlying long call options, 549,030 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, including 113,200 shares underlying long call options, 601,401 shares of Common Stock beneficially owned directly by Ancora SPV I Series M, including 116,800 shares underlying long call options, 424,050 shares of Common Stock beneficially owned directly by Ancora SPV I Series N, including 80,800 shares underlying long call options, 417,670 shares of Common Stock beneficially owned directly by Ancora SPV I Series O, including 79,600 shares underlying long call options, 423,820 shares of Common Stock beneficially owned directly by Ancora SPV I Series P, including 85,200 shares underlying long call options, and 592,000 shares of Common Stock beneficially owned directly by Ancora Segregated Portfolio G, including 122,000 shares underlying long call options, 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 Shares underlying long call options currently exercisable and 7,198 shares of Common Stock held in the SMAs. As the Chairman and Chief Executive Officer of Ancora Holdings, Mr. DiSanto may be deemed to beneficially own the 553,445 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 113,200 shares underlying long call options, 43,867 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 9,600 shares underlying long call options, 48,283 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,600 shares underlying long call options, 549,030 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, including 113,200 shares underlying long call options, 601,401 shares of Common Stock beneficially owned directly by Ancora SPV I Series M, including 116,800 shares underlying long call options, 424,050 shares of Common Stock beneficially owned directly by Ancora SPV I Series N, including 80,800 shares underlying long call options, 417,670 shares of Common Stock beneficially owned directly by Ancora SPV I Series O, including 79,600 shares underlying long call options, 423,820 shares of Common Stock beneficially owned directly by Ancora SPV I Series P, including 85,200 shares underlying long call options, and 592,000 shares of Common Stock beneficially owned directly by Ancora Segregated Portfolio G, including 122,000 shares underlying long call options, 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 Shares underlying long call options currently exercisable and 7,198 shares of Common Stock held in the SMAs.

As of the date hereof, 4010 Partners directly beneficially owns 39,000 shares of Common Stock, including 11,000 shares underlying long call options. As the investment manager of 4010 Partners and co-general partner of Legion Partners Special XV, 4010 Capital may be deemed to beneficially own the 39,000 shares of Common Stock beneficially owned directly by 4010 Partners, including 11,000 shares underlying long call options and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As the general partner of 4010 Partners, 4010 General Partner may be deemed to beneficially own the 39,000 shares of Common Stock beneficially owned directly by 4010 Partners, including 11,000 shares underlying long call options. As a managing director of 4010 Capital, Mr. Litt may be deemed to beneficially own the 39,000 shares of Common Stock beneficially owned directly by 4010 Partners, including 11,000 shares underlying long call options and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options.

As of the date hereof, none of Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury or Cynthia S. Murray own beneficially or of record any securities of the Company.